Exhibit 1.A(10)(a)

[LOGO OF SOUTHLAND LIFE]

[ ] Future Dimensions

Southland Life Insurance Company
1290 Broadway
P.O. Box 173789 · Denver, CO 80217-3789
1-800-872-7542 · southlandlife.com

Supplement to Variable Universal Life Insurance Application
Investment Feature Selection Form

Section A - Initial Premium Allocation

Initial Premium Allocation. Please allocate your Initial Premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

_______% GUARANTEED INTEREST DIVISION

*Transfers to or from the GID have specific time and amount limitations. Please refer to your policy or prospectus for additional information.

SEPARATE ACCOUNT INVESTMENT OPTIONS

Alger American
_____%	Growth Portfolio
_____%	Leveraged AllCap Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Equity-Income Portfolio
_____%	Growth Portfolio
_____%	High Income Portfolio
_____%	Money Market Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Asset Manager Portfolio
_____%	Contrafund Portfolio
_____%	Index 500 Portfolio
_____%	Investment Grade Bond Portfolio

The GCG Trust
_____%	Fully Managed Portfolio
_____%	MidCap Growth Portfolio
_____%	Research Portfolio
_____%	Total Return Portfolio

INVESCO Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-Utilities Fund

Janus Aspen Series
_____%	Aggressive Growth Portfolio
_____%	Balanced Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	MagnaCap Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth and Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	SmallCap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

Section B - Telephone Privilege Authorization

[ ]	Telephone Privilege Authorization: I/We authorize Security Life of Denver Insurance Company to accept telephone instructions from the Owners/ Registered Representative of the policy listed above:
	[ ]	Owners Only
	[ ]	Owner and Registered Representative

[ ]	Revocation of Telephone Privilege Authorization: I/We revoke all telephone privilege authorization in place on the policy listed above for the following persons:
	[ ]	Owners and Registered Representative
	[ ]	Registered Representative Only

By signing this form, I/we agree to hold harmless and indemnify ING Security Life for any losses arising from such authorzation/revocation instructions. We futher authorize ING Security Life to record telephone conversation with any person utilizing telephone privileges on the policy listed in Section 2. I/We understand that ING Security Life reserves the right to discontinued the telephone privilege at any time.

Note: Signature required on back page.

Section C - Automatic Rebalancing Option

[ ] Initiate Automatic Rebalancing (complete below)
[ ] Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

Alger American
_____%	Growth Portfolio
_____%	Leveraged AllCap Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Equity-Income Portfolio
_____%	Growth Portfolio
_____%	High Income Portfolio
_____%	Money Market Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Asset Manager Portfolio
_____%	Contrafund Portfolio
_____%	Index 500 Portfolio
_____%	Investment Grade Bond Portfolio

The GCG Trust
_____%	Fully Managed Portfolio
_____%	Mid-Cap Growth Portfolio
_____%	Research Portfolio
_____%	Total Return Portfolio

INVESCO Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-Utilities Fund

Janus Aspen Series
_____%	Aggressive Growth Portfolio
_____%	Balanced Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	MagnaCap Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth & Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	SmallCap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

___________ % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:
[ ]  Monthly       [ ]  Quarterly     [ ]   Semi-annually       [ ]   Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning _______________________ (Month/Date)
[ ]  Last Valuation Date of Calendar Period
[ ]  Specific Date each Period beginning________________________
                                                                            (Specify Date)

Section D - Dollar Cost Averaging Option

[ ]	Initiate Dollar Cost Averaging (complete below)	[ ]	Change Dollar Cost Averaging (complete below)

Please transfer $ _________ or _________ % from:

(check one only)	[ ] Fidelity Investment Money Market Division

intro: the Seperate account Investment Option(s) selected below.

Dollar Cost Averaging Option

Alger American
$________or________%	Growth Portfolio
$________or________%	Leveraged AllCap Portfolio
$________or________%	MidCap Growth Portfolio
$________or________%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
$________or________%	Equity-Income Portfolio
$________or________%	Growth Portfolio
$________or________%	High Income Portfolio
$________or________%	Money Market Portfolio
$________or________%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
$________or________%	Asset Manager Portfolio
$________or________%	Countrafund Portfolio
$________or________%	Index 500 Portfolio
$________or________%	Investment Grade Bond Portfolio

The GCG Trust
$________or________%	Fully Managed Portfolio
$________or________%	Mid-Cap Growth Portfolio
$________or________%	Research Portfolio
$________or________%	Total Return Portfolio

INVESCO Variable Investment Fund (VIF)
$________or________%	VIF-Equity Income Funds
$________or________%	VIF-Utilities Fund

Janus Aspen Series
$________or________%	Aggressive Growth Portfolio
$________or________%	Balanced Portfolio
$________or________%	Growth Portfolio
$________or________%	International Growth Portfolio
$________or________%	Worldwide Growth Portfolio

Pilgrim Variable Products Trust
$________or________%	Growth Opportunities Portfolio
$________or________%	MagnaCap Portfolio
$________or________%	MidCap Opportunities Portfolio
$________or________%	SmallCap Opportunities Portfolio

Putnam Variable Trust
$________or________%	Growth & Income Fund Class IB Shares
$________or________%	New Opportunities Fund Class IB Shares
$________or________%	SmallCap Value Fund Class IB Shares
$________or________%	Voyager Fund Class IB Shares

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

[ ]  Monthly       [ ]  Quarterly     [ ]   Semi-annually       [ ]   Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning ____________________________ (Month/Date)
[ ]  Specific Date each Period beginning ____________________________(Specify Date)

Terminate:

[ ]  Terminate Dollar Cost Averaging on (date) ____________________________
[ ]  Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches
$ ______________

Section E - Premium Allocation Change Request

Alger American
_____%	Growth Portfolio
_____%	Leveraged AllCap Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Equity-Income Portfolio
_____%	Growth Portfolio
_____%	High Income Portfolio
_____%	Money Market Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Asset Manager Portfolio
_____%	Contrafund Portfolio
_____%	Index 500 Portfolio
_____%	Investment Grade Bond Portfolio

The GCG Trust
_____%	Fully Managed Portfolio
_____%	MidCap Growth Portfolio
_____%	Research Portfolio
_____%	Total Return Portfolio

INVESCO Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-Utilities Fund

Janus Aspen Series
_____%	Aggressive Growth Portfolio
_____%	Balanced Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	MagnaCap Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth and Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	Small Cap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

___________% Guaranteed Interest Division *

*Transfers to or from the GID have specific time and amount limitations. Please refer to your policy or prospectus for additional information.

Section F - Signatures

I/We acknowledge that we have read and understand:
1. the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.
2. I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center at least 7 days before the next transfer date.
3. that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Southland Life has received this signed form at least 7 days before the date specified.

Signature of Owner(s):

______________________________________________________________________________   Date________________________________________

______________________________________________________________________________   Date________________________________________

______________________________________________________________________________   Date________________________________________

Daytime Phone Number: __________________________________